                                    EXHIBIT 1

                             JOINT FILING STATEMENT

      We, the undersigned, hereby express our agreement that the attached
Schedule 13D is filed on behalf of each of us.

      Date: July 2, 2004              SOFTBANK TECHNOLOGY VENTURES V, L.P.

                                      By:      SBTV V LLC
                                               its general partner

                                      By:          /s/ Greg R. Prow
                                               ---------------------------------
                                               Name:    Greg R. Prow
                                               Title:   Chief Operating Officer

                                      SOFTBANK TECHNOLOGY ADVISORS FUND V, L.P.

                                      By:      SBTV V LLC
                                               its general partner

                                      By:          /s/ Greg R. Prow
                                               ---------------------------------
                                               Name:    Greg R. Prow
                                               Title:   Chief Operating Officer

                                      SOFTBANK TECHNOLOGY ENTREPRENEURS FUND
                                      V, L.P.

                                      By:      SBTV V LLC
                                               its general partner

                                      By:          /s/ Greg R. Prow
                                               ---------------------------------
                                               Name:    Greg R. Prow
                                               Title:   Chief Operating Officer

                                      SBTV V LLC

                                      By:          /s/ Greg R. Prow
                                               ---------------------------------
                                               Name:    Greg R. Prow
                                               Title:   Chief Operating Officer


                                                             PAGE 25 OF 31 PAGES

                                      MOBIUS TECHNOLOGY VENTURES VI, L.P.

                                      By:      Mobius VI LLC
                                               its general partner

                                      By:          /s/ Greg R. Prow
                                               ---------------------------------
                                               Name:    Greg R. Prow
                                               Title:   Chief Operating Officer

                                      MOBIUS TECHNOLOGY VENTURES ADVISORS FUND
                                      VI, L.P.

                                      By:      Mobius VI LLC
                                               its general partner

                                      By:          /s/ Greg R. Prow
                                               ---------------------------------
                                               Name:    Greg R. Prow
                                               Title:   Chief Operating Officer

                                      MOBIUS TECHNOLOGY VENTURES SIDE FUND
                                      VI, L.P.

                                      By:      Mobius VI LLC
                                               its general partner

                                      By:          /s/ Greg R. Prow
                                               ---------------------------------
                                               Name:    Greg R. Prow
                                               Title:   Chief Operating Officer

                                      SOFTBANK U.S. VENTURES VI, L.P.

                                      By:      Mobius VI LLC
                                               its general partner

                                      By:          /s/ Greg R. Prow
                                               ---------------------------------
                                               Name:    Greg R. Prow
                                               Title:   Chief Operating Officer

                                      MOBIUS VI LLC

                                      By:          /s/ Greg R. Prow
                                               ---------------------------------
                                               Name:    Greg R. Prow
                                               Title:   Chief Operating Officer


                                                             PAGE 26 OF 31 PAGES

                                      GARY E. RIESCHEL

                                      By:      /s/ Greg R. Prow
                                             -----------------------------------
                                               Name:    Greg R. Prow
                                               Title:   Attorney-in-fact /
                                                        authorized signatory
                                                        for SEC Filings*

                                      BRADLEY A. FELD

                                      By:      /s/ Greg R. Prow
                                             -----------------------------------
                                               Name:    Greg R. Prow
                                               Title:   Attorney-in-fact /
                                                        authorized signatory for
                                                        SEC Filings*

                                      D. REX GOLDING

                                      By:      /s/ Greg R. Prow
                                             -----------------------------------
                                               Name:    Greg R. Prow
                                               Title:   Attorney-in-fact /
                                                        authorized signatory for
                                                        SEC Filings*

                                      JO ANN HEIDI ROIZEN

                                      By:      /s/ Greg R. Prow
                                             -----------------------------------
                                               Name:    Greg R. Prow
                                               Title:   Attorney-in-fact /
                                                        authorized signatory for
                                                        SEC Filings*

                                      GREG P. GALANOS

                                      By:      /s/ Greg R. Prow
                                             -----------------------------------
                                               Name:    Greg R. Prow
                                               Title:   Attorney-in-fact /
                                                        authorized signatory for
                                                        SEC Filings*

                                      GREG R. PROW

                                          /s/ Greg R. Prow
                                      ------------------------------------------
                                      Greg R. Prow

* Power of attorney granted pursuant to general authorization letters filed with the Commission via certified mail dated March 16, 2001.


                                                             PAGE 27 OF 31 PAGES